SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: February 18, 2004

(Date of Earliest Event Reported)

LANDAMERICA FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	1-13990 (Commission File Number)	54-1589611 (IRS Employer Identification No.)

101 Gateway Centre Parkway Richmond, Virginia (Address of Principal Executive Offices)	23235-5153 (Zip Code)

Registrant’s telephone number, including area code:

(804) 267-8000

Item 5.

Other Events and Regulation FD Information.

The press release issued by the Registrant on February 18, 2004 and attached hereto as an exhibit is incorporated herein by reference.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

The following exhibit is filed as part of this report:

Exhibit No.

Description

99.1

Press Release dated February 18, 2004.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDAMERICA FINANCIAL GROUP, INC.

(Registrant)

Date:

February 18, 2004

By: /s/ G. William Evans

  G. William Evans

  Chief Financial Officer

Exhibit Index

Exhibit No.

                 Description

   99.1

Press Release dated February 18, 2004.